UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 9, 2013

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Technology Drive
San Jose, CA 95110
(Address of principal executive offices, including zip code)

(408) 441-0311
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment to 2005 Stock Plan

At the Annual Meeting of Stockholders of Atmel Corporation (“Atmel” or the “Company”) held on May 9, 2013 (the “Annual Meeting”), the stockholders of Atmel voted on and approved an amendment to Atmel's 2005 Stock Plan (“Amendment No.1 to the 2005 Plan”).

The terms and conditions of Amendment No.1 to the 2005 Plan are described in the Company's Proxy Statement dated March 29, 2013. Amendment No.1 to the 2005 Plan is filed as Exhibit 10.1 hereto, and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, proxies representing 390,576,090 shares of common stock, or approximately 91.22% of the total outstanding shares on the record date for the Annual Meeting, were present. The table below presents the voting results of the election of the Company's Board of Directors:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Steven Laub	332,927,691	2,978,987	561,253	54,108,159
Tsung-Ching Wu	333,757,105	2,178,773	532,053	54,108,159
David Sugishita	322,996,009	12,934,549	537,373	54,108,159
Papken Der Torossian	322,597,652	12,450,510	1,419,769	54,108,159
Jack L. Saltich	323,497,562	12,236,167	734,202	54,108,159
Charles Carinalli	322,902,818	12,147,802	1,417,311	54,108,159
Dr. Edward Ross	332,677,587	2,534,823	1,255,521	54,108,159
The stockholders ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year 2013. The proposal received 388,053,561 votes for, 2,100,718 votes against, 421,811 abstentions, and no broker non-votes.
The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company's named executive officers. The proposal received 301,750,825 votes for, 33,989,008 votes against, 728,098 abstentions, and 54,108,159 broker non-votes.
The stockholders approved Amendment No.1 to the 2005 Plan. The proposal received 307,972,085 votes for, 27,936,478 votes against, 559,368 abstentions, and 54,108,159 broker non-votes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Atmel Corporation 2005 Stock Plan

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atmel Corporation

May 14, 2013	By:	/s/ STEVE SKAGGS
Steve Skaggs Senior Vice President, Corporate Strategy & Development, Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No .	Description

10.1	Amendment No. 1 to the Atmel Corporation 2005 Stock Plan